UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 21, 2008
                Date of Report (date of Earliest Event Reported)

                         TELETOUCH COMMUNICATIONS, INC.
               (Exact Name of Company as Specified in its Charter)

            DELAWARE                     001-13436               75-2556090
(State or Other Jurisdiction of    (Commission File No.)      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                  5718 Airport Freeway, Fort Worth, Texas 76117
              (Address of principal executive offices and zip code)

                                 (800) 232-3888
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (b) On January 21, 2008, Teletouch Communications, Inc., a Delaware corporation ("Teletouch"), terminated Keith H. Cole as the Company's General Counsel. In October 2005, Mr. Cole was employed as Chief Financial Officer of Progressive Concepts, Inc., the Company's wholly-owned subsidiary, until he was released from those duties in February 2007 and assumed the duties of Teletouch's General Counsel.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2008                        By: /s/ Thomas A. Hyde, Jr.
                                                  ------------------------------
                                                  Name: Thomas A. Hyde, Jr.
                                                  Title: Chief Executive Officer